Unaudited Interim Condensed Consolidated Balance Sheets (Parentheticals) (USD $)	Jun. 30, 2014	Dec. 31, 2013
Preferred stock par value (in Dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized	20,000,000	20,000,000
Preferred stock, shares issued	0	0
Common stock, par value (in Dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	1,000,000,000	1,000,000,000
Common stock, shares issued	18,969,989	2,469,648
Common stock, shares outstanding	18,969,989	2,469,648